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                                    ELECTION FORM

I.  CONVERTIBLE PREFERRED STOCK OFFERING MEMORANDUM

     I acknowledge receipt of a copy of the Memorandum from David E. Worthington, dated April 1, 1998 (the "Memorandum"), on behalf of Burke Industries, Inc. (the "Company"). All terms used below which are defined in the Memorandum have the same meanings below.

II.  SUBSCRIPTION

     Subject to the terms and conditions hereof, I hereby offer and agree to purchase the number of shares of Convertible Preferred Stock of the Company issuable upon the investment of the amount set forth above my signature below.
I acknowledge that if I elect not to purchase my maximum PRO RATA share of the Convertible Preferred Stock in the Preferred Stock Offering, JFLEI will purchase such remaining unsubscribed shares of the Convertible Preferred Stock.

     I agree that this Election Form is irrevocable. If the Preferred Stock Offering is, however, cancelled or withdrawn for any reason, the Company shall return to me the funds tendered with this Election Form (with any allocable interest). This Election Form may be accepted only by written acknowledgment by the Company as set forth below and no sale of Convertible Preferred Stock shall be deemed to have been made hereunder prior to such written acceptance.

III.  REPRESENTATIONS AND WARRANTIES

     I understand that the shares of the Convertible Preferred Stock have not been registered under the federal Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under the securities or blue sky laws of any state and are being offered and sold in reliance upon an exemption from federal registration provided in Section 4(2) of the Securities Act (and Regulation D promulgated thereunder) and similar exemptions under state securities or blue sky laws. I hereby make the following agreements, representations, declarations, acknowledgments and warranties with the intent that they may be relied upon in determining the availability of such exemptions and my suitability as a purchaser of the Convertible Preferred Stock.

     (1) I am an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) by reason of one of the following:

          (a) The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity;

          (b) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Convertible Preferred Stock;

          (c)  I am a director or executive officer of the Company;

          (d) I have an individual net worth, or a joint net worth with my spouse, in excess of $1,000,000;

          (e) I had an individual income in each of 1996 and 1997 in excess of $200,000 and reasonably anticipate that I will have income in excess of $200,000 in 1998;

          (f) I had a joint income with my spouse in excess of $300,000 in each of 1996 and 1997 and reasonably anticipate reaching the same joint income level with my spouse in 1998;

          (g)  The undersigned is a broker or dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934, as amended;

          (h)  The undersigned is an insurance company as defined in Section
               Section 2(13) of the Securities Act;

          (i) The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act; or

          (j) The undersigned is an entity (including a corporation or partnership) in which all of the equity owners individually are accredited investors as described above.

All information which I have provided or will provide to the Company, including but not limited to my and, if applicable, my spouse's financial position and knowledge of financial and business matters, is true, correct and complete. I will promptly provide to the Company written notice


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of any material changes in my financial position or, if applicable, that of my spouse that could affect my status as an "accredited investor," and such information will be true, correct and complete. I understand that the Company will rely in a material degree upon the representations contained herein.

    (2) I am a bona fide resident and domiciliary of the state included in the address set forth after my signature. (If the undersigned is a corporation, trust, partnership or other entity, the undersigned has its principal place of business at the address set forth after the undersigned's signature hereto and, except as may be otherwise indicated therein, was not organized for the specific purpose of acquiring the Convertible Preferred Stock.)

    (3) I have the full capacity, power and authority to execute and deliver this Election Form and to subscribe for and purchase the Convertible Preferred Stock. My purchase of the Convertible Preferred Stock and my execution and delivery of this Election Form have been authorized by all necessary action on my behalf. This Election Form is my legal, valid and binding obligations and is enforceable against me in accordance with its terms.

    (4) I have such knowledge and experience in financial affairs that I am capable of evaluating the merits and risks of an investment in the Convertible Preferred Stock. I have not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Election Form or the Memorandum. My financial situation is such that I can afford to bear the economic risk of holding the Convertible Preferred Stock for an indefinite period of time, and I can afford to suffer the complete loss of my investment in the Convertible Preferred Stock.

    (5) I am subscribing for the shares of Convertible Preferred Stock for my own account and not with a view to or for sale in connection with any distribution of all or any part of the shares of the Convertible Preferred Stock. I have no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or any other person any or all of the shares of Convertible Preferred Stock for which I am subscribing, and I have no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. I will acquire title to the shares of the Convertible Preferred Stock as set forth in my own name.

    (6) None of the Company or any officer, employee, agent or affiliate of the Company has made any representations or warranties or statements to me, other than as are set forth in the Memorandum.

    (7) I am not relying on the Company with respect to any tax considerations involved in an investment in the Convertible Preferred Stock.

    (8) I understand that certain legends as required by applicable federal and state securities laws will be placed on any certificate or certificates representing the shares of Convertible Preferred Stock.

    (9) I understand that neither the federal Securities and Exchange Commission nor the securities administrator of any state has passed upon the adequacy or accuracy of the information set forth in the Memorandum or made any finding or determination as to the fairness of the investment in the shares of Convertible Preferred Stock or any recommendation or endorsement of the shares of the Convertible Preferred Stock as an investment. No contrary representation has been made to the undersigned.

    (10) At the Company's request, I will promptly furnish such additional information and execute such other instruments or documents as may reasonably be required by the Company in connection with my purchase of the Convertible Preferred Stock.

IV.  ACCEPTANCE

     I understand and agree that this Election Form may be rejected by the Company if the Preferred Stock Offering is not consummated for any reason. The undersigned acknowledges and agrees that this Election Form and any documents submitted herewith shall survive (i) changes in the transactions, documents and instruments described in the Memorandum which are not material, (ii) the death or disability of the undersigned and (iii) the acceptance of this Election Form by the Company.

V.  GENERAL PROVISIONS

     This Election Form and the representations and warranties contained herein shall be binding on my heirs, executors, administrators and other successors.
If the subscriber for Convertible Preferred Stock is a corporation, trust, partnership or other entity (an "organization"), the terms "I", "me" or "my" and similar as used herein shall be deemed to refer to the organization. If the subscriber is a married couple, such terms shall be deemed to refer to both husband and wife. All representations and warranties contained herein or made in writing by me in connection with the transactions contemplated by this Election Form shall survive the execution and delivery of this Election Form, any investigation at any time made by or on behalf of the Company and the issuance and sale of the shares of the Convertible Preferred Stock.


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     I have executed this Election Form, either in an individual capacity or pursuant to due authorization on behalf of an organization.


 Number of Shares......................................       --------
 Aggregate Purchase Price ($1,000 per Share)...........       $
                                                                 --------

 Date and Place Executed:
 Date April ___, 1998              [NAME OF SUBSCRIBER]
 Place:
       ------------------------    By:
                                      ------------------------------------------
                                   Its:

                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                       Address of Subscriber


Please check to indicate form of ownership of, or organization of entity acquiring the Convertible Preferred Stock.

 _____     INDIVIDUAL                                    _____     CORPORATION

 _____     TENANTS-IN-COMMON:                            _____     PARTNERSHIP
           Both parties must sign.

                                                         _____     TRUST
 _____     JOINT TENANTS WITH RIGHT OF SURVIVORSHIP:
           Both parties must sign.

 _____     COMMUNITY PROPERTY

                                      ACCEPTANCE

     The foregoing Agreement is accepted, subject to the terms and conditions thereof.

                              BURKE INDUSTRIES, INC.

                              By:
                                 -----------------------------------------------

                              Its:
                                  ----------------------------------------------

                              Dated:  April ____, 1998